Exhibit 10.36

EXECUTION VERSION

ABN AMRO CAPITAL USA LLC 100 Park Avenue New York, New York 10017	NIBC BANK N.V. Carnegieplein 4 2517 KJ, The Hague The Netherlands

CONFIDENTIAL

July 27, 2015

To:

GENER8 MARITIME, INC. (f/k/a GENERAL MARITIME CORPORATION)

299 Park Avenue

New York, New York 10171-0002

Attention: Leonidas J. Vrondissis, Chief Financial Officer and Executive Vice President

NORDEA BANK FINLAND PLC, NEW YORK BRANCH

437 Madison Avenue, 21st Floor

New York, New York 10022

CITIBANK, N.A.

390 Greenwich Street

New York, New York 10013

DNB MARKETS, INC.

DNB CAPITAL LLC

200 Park Avenue, 31st Floor

New York, New York 10166

DVB BANK SE

Platz der Republik 6

0325 Frankfurt, Germany

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)

Kungsträdgårdsgatan 8,

106 40, Stockholm, Sweden

Re:                             Up to $1,912,491,200 of Senior Secured Credit Facilities — Joinder Agreement to Commitment Letter and Arrangement Fee Letter

Ladies and Gentlemen:

Reference is made to (a) that certain Commitment Letter, dated June 12, 2015 (together with the annexes and exhibits attached thereto, the “Commitment Letter”), among

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Nordea Bank Finland plc, New York Branch (“Nordea”), Citi (as defined in the Commitment Letter), DNB Markets, Inc. (“DNB Markets”), DNB Capital LLC (“DNB Lender”), DVB Bank SE (“DVB”), and Skandinaviska Enskilda Banken AB (publ) (“SEB” and together with Nordea, Citi, DNB Markets and DVB, the “Initial Commitment Parties”) and Gener8 Maritime, Inc. (f/k/a General Maritime Corporation), a Marshall Islands corporation (the “Parent” and “you”) and (b) that certain Arrangement Fee Letter, dated June 12, 2015 (the “Arrangement Fee Letter”) among the Initial Commitment Parties and you. This joinder agreement (this “Joinder Agreement”) sets forth the agreement of you and the Initial Lenders regarding the joinder of ABN AMRO Capital USA LLC (“ABN AMRO”) and NIBC Bank N.V. (“NIBC”) to the Commitment Letter and the Arrangement Fee Letter. Capitalized terms used but not defined herein are used with the meanings assigned to them in the Commitment Letter.

1.                                      Commercial Commitments.

Subject to the terms and conditions set forth in the Commitment Documents:

(a)                                 ABN AMRO is pleased to confirm its (or its affiliate’s) commitment to provide Commercial Commitments in the amount of $75,000,000, to be allocated exclusively to the Korean Commercial Tranche (except as otherwise agreed between the Administrative Agent and ABN AMRO) (such Commercial Commitments provided by ABN AMRO and any Commercial Commitments provided by any other Commitment Party and allocated to the Korean Commercial Tranche, the “Korean Commercial Commitments”); and

(b)                                 NIBC is pleased to confirm its (or its affiliate’s) commitment to provide Commercial Commitments in the amount of $50,000,000, to be allocated exclusively to the Commercial Credit Facility (except as otherwise agreed between the Administrative Agent and NIBC) (such Commercial Commitments provided by NIBC and any Commercial Commitments provided by any other Commitment Party and allocated to the Commercial Credit Facility, the “Commercial Credit Facility Commitments”).

In addition, subject to the terms and conditions set forth in the Commitment Documents, you hereby appoint each of ABN AMRO and NIBC to act, and each of ABN AMRO and NIBC hereby agrees to act, together with the Mandated Lead Arrangers and any other additional agents appointed pursuant to the Commitment Letter, as a joint lead arranger and bookrunner for (x) in the case of ABN AMRO, the Korean Commercial Tranche and (y) in the case of NIBC, the Commercial Credit Facility; in each case upon the terms and subject to the conditions set forth or referred to in the Commitment Letter.

2.                                      Reduction of Commercial Commitments. Each of the parties hereto hereby agrees that, in the event that an additional financial institution agrees to provide additional Commercial Commitments (such additional financial institution and such additional Commercial Commitments to be satisfactory to the Parent and the Commitment Parties) and becomes a Commitment Party pursuant to a joinder agreement to the Commitment Letter and the Arrangement Fee Letter and, after giving effect thereto, (x) the aggregate Korean Commercial Commitments provided by the Commitment Parties exceeds $286,404,690 (the “Korean Commercial Commitments Threshold”), the Korean Commercial Commitments provided by

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each Commitment Party (including ABN AMRO) shall be reduced pro rata to the proportion of the aggregate Korean Commercial Commitments provided by each such Commitment Party to the extent required to reduce the aggregate Korean Commercial Commitments to the Korean Commercial Commitments Threshold and (y) the aggregate Commercial Credit Facility Commitments provided by the Commitment Parties exceeds $581,000,000 (the “Commercial Credit Facility Threshold”), the Commercial Credit Facility Commitments provided by each Commitment Party (including NIBC) shall be reduced pro rata to the proportion of the aggregate Commercial Credit Facility Commitments provided by each such Commitment Party to the extent required to reduce the aggregate Commercial Credit Facility Commitments to the Commercial Credit Facility Threshold. In such event, the arrangement fees payable to each Commitment Party under the Arrangement Fee Letter in respect of the Commercial Credit Facility and the Korean Commercial Tranche (as applicable) shall be calculated based on the Commercial Credit Facility Commitments and the Korean Commercial Commitments (as applicable) provided by each Commitment Party, as reduced in accordance with this paragraph.

3.                                      Agreement to Be Bound; Titles; Etc. Each of ABN AMRO (solely with respect to the Korean Commercial Tranche) and NIBC (solely with respect to the Commercial Credit Facility) agrees to be and shall become and be bound by the terms and conditions, subject to all commitments and obligations, and entitled to all of the rights and benefits (including the titles), of a “Commitment Party”, “Mandated Lead Arranger”, “Bookrunner” and “Initial Lender” under the Commitment Letter and the Arrangement Fee Letter as if each of ABN AMRO and NIBC was originally a party thereto.

4.                                      Absence of Fiduciary Relationship. Each of ABN AMRO and NIBC acknowledges that it has, independently and without any reliance upon any Initial Commitment Party or any of their respective affiliates, or any of their respective officers, directors, employees, agents, advisors or representatives, and based on the financial statements of the Parent and its subsidiaries and such other documents as it has deemed appropriate, made its own credit analysis and decision to provide a commitment and enter into this Joinder Agreement.

5.                                      Choice of Law; Jurisdiction; Waivers.

This Joinder Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY CLAIM, ACTION, SUIT OR PROCEEDING ARISING OUT OF OR CONTEMPLATED BY THIS JOINDER AGREEMENT. YOU HEREBY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE FEDERAL AND NEW YORK STATE COURTS LOCATED IN THE COUNTY OF NEW YORK IN CONNECTION WITH ANY DISPUTE RELATED TO THIS COMMITMENT LETTER, THE FEE LETTERS OR ANY MATTERS CONTEMPLATED HEREBY OR THEREBY.

6.                                      Incorporation by Reference; Interpretation. The provisions of Section 7 (Expenses; Indemnification), Section 8 (Confidentiality) and Section 9 (Survival) of the Commitment Letter shall be incorporated by reference in and shall apply to this Joinder Agreement, mutatis mutandis. From and after the Joinder Effective Date (as defined below), all

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references to the Commitment Letter or the Arrangement Fee Letter (as applicable) contained therein or in any other Commitments Documents or the Credit Documents shall be deemed to be references to the Commitment Letter or the Arrangement Fee Letter (as applicable) as modified by this Joinder Agreement.

7.                                      Miscellaneous. This Joinder Agreement shall become effective on the date each party hereto shall have signed a counterpart hereof (such date, the “Joinder Effective Date”) in accordance with Section 9 (Survival) of the Commitment Letter.

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We are pleased to have been given the opportunity to assist you in connection with the financing for the Commercial Facilities.

Very truly yours,

ABN AMRO CAPITAL USA LLC

By:	/s/ Urvashi Zutshi
	Name:	Urvashi Zutshi
	Title:	Managing Director

By:	/s/ Passchier Veefkind
	Name:	Passchier Veefkind
	Title:	Director - Energy Offshore

Signature page to Joinder to Gener8 Commitment Letter and Arrangement Fee Letter – ABN AMRO / NIBC

NIBC BANK N.V.

By:	/s/ Michael de Visser
	Name:	Michael de Visser
	Title:	Director

By:	/s/ Eric H. Snaterse
	Name:	Eric H. Snaterse
	Title:	Managing Director

Signature page to Joinder to Gener8 Commitment Letter and Arrangement Fee Letter – ABN AMRO / NIBC

AGREED TO AND ACCEPTED

as of the date first above written by:

NORDEA BANK FINLAND PLC, NEW YORK BRANCH

By:	/s/ Martin Lunder
	Name:	Martin Lunder
	Title:	Senior Vice President

By:	/s/ Lynn Sauro
	Name:	Lynn Sauro
	Title:	Vice President

Signature page to Joinder to Gener8 Commitment Letter and Arrangement Fee Letter – ABN AMRO / NIBC

CITIBANK, N.A.

By	/s/ Joseph Shanahan
	Name:	Joseph Shanahan
	Title:	Vice President and Managing Director

Signature page to Joinder to Gener8 Commitment Letter and Arrangement Fee Letter – ABN AMRO / NIBC

DNB MARKETS, INC.

By	/s/ Jae Kwon
	Name:	Jae Kwon
	Title:	Managing Director

By	/s/ John Kiremidjian
	Name:	John Kiremidjian
	Title:	SVP, Compliance

DNB CAPITAL LLC

By	/s/ Cathleen Buckley
	Name:	Cathleen Buckley
	Title:	Senior Vice President

By	/s/ Sybille Andaur
	Name:	Sybille Andaur
	Title:	Vice President

Signature page to Joinder to Gener8 Commitment Letter and Arrangement Fee Letter – ABN AMRO / NIBC

DVB BANK SE

By	/s/ Gill Driscoll
	Name:	Gill Driscoll
	Title:	Senior Vice President

By	/s/ Angelique Kounis
	Name:	Angelique Kounis
	Title:	Vice President
Legal Counsel

Signature page to Joinder to Gener8 Commitment Letter and Arrangement Fee Letter – ABN AMRO / NIBC

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)

By	/s/ [Illegible]
Name:
Title:

By	/s/ Henrik Herodes
	Name:	Henrik Herodes
Title:

Signature page to Joinder to Gener8 Commitment Letter and Arrangement Fee Letter – ABN AMRO / NIBC

GENER8 MARITIME, INC.

By:	/s/ Christopher F. Allwin
	Name:	Christopher F. Allwin
	Title:	Secretary & VP

Signature page to Joinder to Gener8 Commitment Letter and Arrangement Fee Letter – ABN AMRO / NIBC